UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2020

JUPITER WELLNESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

725 N. Hwy A1A, Suite C-106 Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUPW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)
Warrants, each exercisable for one share of Common Stock at $8.50 per share	JUPWW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry Into a Material Agreement

On November 16, 2020, Jupiter Wellness, Inc. (the “Company”) entered into an endorsement agreement (the “Endorsement Agreement”) with Tee-2-Green Enterprises Limited (“Tee-2-Green”), pursuant to which the Company received the exclusive right and license to utilize Ernie Els’ (the “Player”) name, likeness, photographs, and endorsements during the Contract Period for the purposes of the activities set forth in Schedule 1 of the Endorsement Agreement, in order to assist in the advertising, promotion, distribution and sale of the Company’s products, including products in the CaniSun, CaniSkin and CaniDermRX ranges (the “Products”). The Endorsement Agreement shall have a term of three (3) years (the “Contract Period”), commencing on November 10, 2020, unless extended by mutual agreement of the parties or sooner terminated. Beginning one (1) year prior to the end of the Contract Period, and for a period of six (6) months thereafter (the “Exclusive Negotiating Period”), the parties shall negotiate exclusively with one another as regards to extension of the Endorsement Agreement. In the event that the parties are unable to conclude a binding agreement as regards to an extension of the Endorsement Agreement during the Exclusive Negotiating Period, either party shall be entitled to enter into negotiations with any third party as regards the subject matter of the Endorsement Agreement and conclude any agreement with any third party for the period following the Contract Period.

Pursuant to the Endorsement Agreement, the Company will issue to Tee-2-Green 50,000 shares of the Company’s common stock and warrants to purchase 50,000 shares of the Company’s common stock at a purchase price of $3.90 per share. The warrants are exercisable at any time within five (5) years from the date of issuance thereof.

Despite the Endorsement Agreement being dated November 10, 2020 and being effective on November 10, the Endorsement Agreement was signed on November 16, 2020.

The foregoing summary of the Endorsement Agreement is qualified in its entirety by reference to the full text of the Endorsement Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

See Item 1.01 above.

Item 7.01 Regulation FD Disclosure

On November 19, 2020, the Company issued a press release announcing the Endorsement Agreement (the “Press Release”). A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
10.1* 99.1	Endorsement Agreement, dated November 10, 2020 Press release, dated November 19, 2020

*Certain portions of this exhibit have been omitted pursuant to Regulation S-K Item 601(b)(10)(iv).  The Registrant agrees to furnish an unredacted copy of the exhibit to the SEC upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2020

JUPITER WELLNESS, INC.

By:	/s/ Brian John
Brian John
Chief Executive Officer

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